As filed with the Securities and Exchange Commission on July 22, 2019

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

MFS® SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02119-7632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Christopher R. Bohane, Massachusetts Financial Services Company,

111 Huntington Avenue, Boston, Massachusetts 02119-7632

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered: Class A, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 shares of beneficial interest in the series of the Registrant designated MFS Core Equity Fund, a series of MFS Series Trust I

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 33-7638)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

August 21, 2019, PURSUANT TO RULE 488

MFS® Equity Opportunities Fund

A series of MFS® Series Trust XII

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954 - 5000

September 3, 2019

Dear Shareholder:

I am writing to inform you that at a meeting held on July 19, 2019, the Board of Trustees (the “Trustees”) of MFS® Equity Opportunities Fund (the “Equity Opportunities Fund”), a series of MFS® Series Trust XII, approved an Agreement and Plan of Reorganization that provides for the reorganization of the Equity Opportunities Fund into MFS® Core Equity Fund (the “Core Equity Fund”), a series of MFS® Series Trust I.

The Equity Opportunities Fund and the Core Equity Fund have identical investment objectives and the Core Equity Fund’s investment strategies and policies are similar to those of the Equity Opportunities Fund. The primary difference between the funds is that for the Equity Opportunities Fund, investments are selected primarily based on fundamental and quantitative research, while for the Core Equity Fund, investments are selected primarily based on fundamental research alone. This reorganization will provide you with the opportunity to participate in a larger combined fund with the same investment objective, similar strategies and policies, a lower contractual management fee, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and potentially greater prospects for asset growth over time.

After careful consideration, the Trustees have unanimously determined that a tax-free reorganization of the Equity Opportunities Fund into the Core Equity Fund is in your best interests. The reorganization is expected to occur on or about October 25, 2019. Shareholder approval of the reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. The reorganization is detailed in the enclosed Prospectus/Information Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Information Statement. We encourage you to review the entire Prospectus/Information Statement carefully.

Thank you for investing in the MFS® Family of Funds. If you have any questions, please contact your financial advisor or call 1-800-225-2606.

Sincerely,

David L. DiLorenzo President MFS® Family of Funds

PROSPECTUS/INFORMATION STATEMENT

[September 3, 2019]

Acquisition of the assets and liabilities of

MFS EQUITY OPPORTUNITIES FUND

a series of MFS Series Trust XII

111 Huntington Ave

Boston, Massachusetts 02199

(617) 954-5000

By and in exchange for shares of

MFS CORE EQUITY FUND

a series of MFS Series Trust I

111 Huntington Avenue

Boston, Massachusetts 02199

(617) 954-5000

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Prospectus/Information Statement relates to the reorganization of the MFS Equity Opportunities Fund (the “Equity Opportunities Fund”) into the MFS Core Equity Fund (the “Core Equity Fund”). In connection with the reorganization, each shareholder of the Equity Opportunities Fund will receive a number of full and fractional shares of the corresponding class of shares of the Core Equity Fund equal in total value at the date of the exchange to the total value of the shareholder’s Equity Opportunities Fund shares. Like the Equity Opportunities Fund, the Core Equity Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund). The Equity Opportunities Fund and the Core Equity Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This Prospectus/Information Statement is being mailed to shareholders of the Equity Opportunities Fund on or about September 3, 2019. It provides you with the information about the reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-225-2606, or your financial intermediary.

This Prospectus/Information Statement explains concisely what you should know about reorganization or investing in the Core Equity Fund. Please read it carefully and keep it for future reference. This Prospectus/Information Statement is accompanied by (i) the Summary Prospectus, dated December 28, 2018, of the Core Equity Fund (the “Core Equity Fund Summary Prospectus”); (ii) the Core Equity Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2018 (the “Core Equity Fund Annual Report”); and (iii) the Core Equity Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2019 (the “Core Equity Fund Semi-Annual Report”). The Core Equity Fund Summary Prospectus, the Core Equity Fund Annual Report and the Core Equity Fund Semi-Annual Report are incorporated into this Prospectus/Information Statement by reference, which means they are part of the Prospectus/Information Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Information Statement by reference:

(i)	the Prospectus, dated December 28, 2018, of the Core Equity Fund, as supplemented;

(ii)	the Prospectus, dated February 28, 2019, of the Equity Opportunities Fund, as supplemented;

(iii)	the Statement of Additional Information, dated February 28, 2019, of the Equity Opportunities Fund, as supplemented;

(iv)	the Statement of Additional Information, dated December 28, 2018, of the Core Equity Fund, as supplemented;

(v)	the Equity Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018;

(vi)	the Equity Opportunities Fund’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2019; and

(vii)	a Statement of Additional Information, dated [September 3, 2019], relating to the reorganization.

The Funds have previously sent their most recent versions of the aforementioned documents to their shareholders. You can obtain a free copy of any of the above documents by calling our toll-free number (1-800-225-2606), by writing to MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341 or by logging into www.mfs.com.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Core Equity Fund are 033-07638 and 811-04777. The SEC file numbers for the documents listed above relating to the Equity Opportunities Fund are 333-126328 and 811-21780. The SEC file number for the Statement of Additional Information, dated [September 3, 2019], relating to the reorganization is 333-[__________].

The securities offered by this Prospectus/Information Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Enclosures

Summary Prospectus of the Core Equity Fund, dated December 28, 2018

Annual Report of the Core Equity Fund, for the fiscal year ended August 31, 2018

Semi-Annual Report of the Core Equity Fund for the semi-annual period ended February 28, 2019

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders relating to the reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Information Statement, which contains additional information and further details regarding the reorganization.

1.	What is happening?

The Trustees of the Equity Opportunities Fund, who are also the Trustees of the Core Equity Fund, have approved the reorganization of the Equity Opportunities Fund into the Core Equity Fund. As part of this transaction, the assets and liabilities of the Equity Opportunities Fund will be transferred to the Core Equity Fund. In exchange, the Core Equity Fund will deliver to the Equity Opportunities Fund a number of shares of the Core Equity Fund (the “Reorganization Shares”) having an aggregate net asset value equal to the value of the assets of the Equity Opportunities Fund less the value of liabilities of the Equity Opportunities Fund. Immediately after it receives the Reorganization Shares, Equity Opportunities Fund will distribute the Reorganization Shares to its shareholders in proportion to their holdings in the Equity Opportunities Fund and the Equity Opportunities Fund will be terminated as soon as reasonably practicable thereafter. Shareholder will receive Reorganization Shares of the same class as Equity Opportunities Fund shares they held. All of these transactions are referred to below collectively as the “reorganization.” It is currently anticipated that the reorganization will close on or about October 25, 2019, with the net asset value of the Reorganization Shares currently expected to be determined on or about October 25, 2019. Additionally, it is anticipated that purchases of shares of the Equity Opportunities Fund will be suspended beginning October 23, 2019. When adopting Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), the SEC stated its view that approval by shareholders of a target fund would be required if the merger would result in a change that, in a context other than a merger, would require shareholder approval under the 1940 Act. These factors generally include increased distribution fees as a result of the merger, materially different advisory contracts, different Trustees or materially different fundamental investment policies as between the target and surviving funds. None of the factors requiring a shareholder vote are present in this merger.

2.	What will happen to my shares of the Equity Opportunities Fund as a result of the reorganization?

Your shares of the Equity Opportunities Fund will, in effect, be exchanged for shares of the same class of the Core Equity Fund with an equal total net asset value on the date of the reorganization. The exchange is expected to be tax-free for federal income tax purposes. The Equity Opportunities Fund will then be terminated.

3.	Why is the merger occurring and what are the benefits of merging the Equity Opportunities Fund into the Core Equity Fund?

MFS is conducting the merger because it believes that it is in the best interests of shareholders of Equity Opportunities Fund and Core Equity Fund. The reorganization is designed to reduce existing overlap in funds within the same asset class (i.e. equity funds) offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The reorganization provides you with the opportunity to participate in a significantly larger combined fund with an identical investment objective and similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and a generally better historical performance record. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis. The Trustees believe that the reorganization is in the best interests of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower total expense ratio than the current total expense ratio of the corresponding class of shares of the Equity Opportunities Fund (an estimated reduction of 0.20% for all share classes, except with respect to Class R6 shares, which is estimated to be 0.19% lower) based on expenses that each Fund incurred during its most recent fiscal year. In addition, although past performance is not an indication of future performance, the Core Equity Fund generally has a better historical performance record than does the Equity Opportunities Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Equity Opportunities Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objectives of the two Funds are identical, in that both Funds seek capital appreciation. The investment objective of each Fund can be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of the Funds are similar, and the Funds’ fundamental investment restrictions are identical. Both Funds seek to achieve their objective by normally investing at least 80% of net assets in equity securities. In choosing investments for the Funds, MFS is not constrained by any particular investment style and, as such, MFS may invest each Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS may invest the assets of each Fund in companies of any size. Both Funds may also invest in foreign securities. In managing the Equity Opportunities Fund, MFS may invest a significant percentage of the Fund’s assets in a single issuer or small number of issuers, and/or issuers in a single sector or small number of sectors. In managing the Core Equity Fund, MFS normally invests the Fund’s assets across different industries and sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector. As a result, while both Funds qualify as diversified funds, as defined under the 1940 Act, Equity Opportunities Fund is generally positioned as a more concentrated fund, while Core Equity Fund is positioned as a broadly diversified fund. For the Equity Opportunities Fund, real estate investment trusts (“REITs”) is a principal investment type whereas for the Core Equity Fund they are not.

The primary difference between the Funds is that for the Equity Opportunities Fund, investments are selected primarily based on fundamental and quantitative research, while for the Core Equity Fund investments are selected primarily based on fundamental research alone. For the Equity Opportunities Fund, the investment team determines a fundamental and quantitative rating for an issuer and then constructs the portfolio generally from the securities rated “buy” in both the fundamental and quantitative research. For the Core Equity Fund, the investment team primarily focuses on the fundamental analysis of individual issuers in making investment decisions, but may also consider quantitative screening tools. Moreover, for the Core Equity Fund, a team of investment research analysts selects investments for the Fund. MFS generally expects the Core Equity Fund’s exposure to broad industry categories to approximate the exposure of the Russell 3000® Index to these broad industry categories using MFS’ custom industry categories to classify the Fund and the Russell 3000® Index’s holdings.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Summary of Key Information” and “Investment Objective, Strategies, and Risks” in each Fund’s current Prospectus and “Investment Strategies, Risks and Restrictions,” “Appendix J – Investment Strategies and Risks,” and “Appendix K – Investment Restrictions” in each Fund’s current Statement of Additional Information.

While MFS believes that the Core Equity Fund should provide a comparable investment opportunity for shareholders of the Equity Opportunities Fund, MFS has estimated that approximately 80% of the portfolio of the Equity Opportunities Fund will be liquidated prior to the reorganization. Proceeds from the liquidations will be used to acquire securities consistent with Core Equity Fund’s investment policies and strategies. Shareholders of the Equity Opportunities Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning. During this period of liquidation and the subsequent period prior to the reorganization, the Equity Opportunities Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. MFS has estimated that brokerage commissions and other transaction costs associated with such pre-reorganization repositioning will be approximately $68,000. The amount of transaction costs associated with the pre-reorganization repositioning will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amounts stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards). For more information about the federal income tax consequences of the reorganization, see the response to Question 10, “Will the reorganization have tax consequences?” and “Information About the Reorganization—Federal Income Tax Consequences” below.

5.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees: The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee during its most recent fiscal year are as follows:

Equity Opportunities Fund

Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended October 31, 2018):

0.75% annually of the first $1 billion of the Fund’s average daily net assets;

0.65% annually in excess of $1 billion and less than $2.5 billion of the Fund’s average daily net assets;

0.60% annually in excess of $2.5 billion and less than $5 billion of the Fund’s average daily net assets; and

0.50% annually in excess of $5 billion of the Fund’s average daily net assets

0.74% of average daily net assets

Core Equity Fund

Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended August 31, 2018):

0.65% annually up to $500 million of the Fund’s average daily net assets;

0.55% annually in excess of $500 million and up to $2.5 billion of the Fund’s average daily net assets; and

0.50% annually in excess of $2.5 billion of the Fund’s average daily net assets

0.57% of average daily net assets

The following table reflects the management fee for the pro forma combined fund:

Pro Forma Combined Fund

Contractual Management Fee Rate:	Estimated Effective Management Fee Rate:

0.65% annually up to $500 million of the Fund’s average daily net assets;

0.55% annually in excess of $500 million and up to $2.5 billion of the Fund’s average daily net assets; and

0.50% annually in excess of $2.5 billion of the Fund’s average daily net assets

0.56% of average daily net assets

For each Fund, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Funds’ Board of Trustees. For each Fund’s most recently completed fiscal year end, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class A, Class B, and Class C shares held by a shareholder of the Equity Opportunities Fund will be carried over to Class A, Class B, and Class C shares, respectively, of the Core Equity Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, are the same for Class A, Class B, Class C, Class T, Class R1, Class R2, and Class R3 shares of the Equity Opportunities Fund and the Core Equity Fund. Each Fund’s Rule 12b-1 plan permits it to pay distribution and/or services fees to support the sale and distribution of such Fund’s Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class T shares. For Class A, Class T and Class R3 shares, the 12b-1 fees consist of a 0.25% service fee. For Class B, Class C, and Class R1 shares, the 12b-1 fees consist of a 0.25% service fee and a 0.75% distribution fee. For Class R2 shares, the 12b-1 fees consist of a 0.25% service fee and a 0.25% distribution fee. Class I, Class R4 and Class R6 shares of each Fund are not subject to Rule 12b-1 fees.

Total Annual Fund Operating Expenses and Other Expenses. As shown in greater detail in the tables below, the Core Equity Fund’s “Total Annual Fund Operating Expenses” for each class of shares were each lower than the Equity Opportunities Fund’s “Total Annual Fund Operating Expenses” for the corresponding class of shares as of each Fund’s most recent fiscal year end. It is estimated that the pro forma “Total Annual Fund Operating Expenses” of each class of the combined fund will be 20 basis points lower for all share classes, except for Class R6 shares, which is estimated to be 19 basis points lower than the expenses of the corresponding class of shares of the Equity Opportunities Fund based on expenses incurred during each Fund’s most recent fiscal year.

The following tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that the Equity Opportunities Fund and the Core Equity Fund incurred in the twelve months ended October 31, 2018 and August 31, 2018, respectively (each Fund’s most recently completed fiscal year end), and estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization (assuming that the reorganization occurred September 1, 2017 (the beginning of the Core Equity Fund’s most recently completed fiscal year)). The annual fund operating expenses are based on the expenses that each Fund incurred during its most recently completed fiscal year, but have not been adjusted to reflect each Fund’s current asset size. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization. The Core Equity Fund’s actual expenses after the reorganization may be greater or less than those shown below.

	Class A Shares		Class B Shares		Class C Shares		Class I Shares	Class T Shares	All Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Equity Opportunities Fund	5.75%		None		None		None	2.50%	None
Core Equity Fund	5.75	%†	None		None		None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Equity Opportunities Fund	1.00	%*	4.00	%**	1.00	%***	None	None	None
Core Equity Fund	1.00	%*	4.00	%**	1.00	%***	None	None	None

†	No sales charge will be paid on shares of the Core Equity Fund issued in connection with this reorganization.
*	On shares purchased without an initial sales charge and redeemed within 18 months of purchase.
**	4.00% in the first year, declining to 0.00% after six years.
***	1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of

the value of your investment)

Equity Opportunities Fund

Share Class	A	B	C	I	T	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	0.50%	0.25%	None	None
Other Expenses[1]	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.10%

Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%	0.94%	1.19%	1.94%	1.44%	1.19%	0.94%	0.85%

Core Equity Fund

Share Class	A	B	C	I	T	R1	R2	R3	R4	R6
Management Fee	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	0.50%	0.25%	None	None
Other Expenses[1]	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.10%

Total Annual Fund Operating Expenses	1.01%	1.76%	1.76%	0.76%	1.01%	1.76%	1.26%	1.01%	0.76%	0.68%

Core Equity Fund (Pro forma combined)2

Share Class	A	B	C	I	T	R1	R2	R3	R4	R6
Management Fee	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	0.50%	0.25%	None	None
Other Expenses[1]	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.09%

Total Annual Fund Operating Expenses	0.99%	1.74%	1.74%	0.74%	0.99%	1.74%	1.24%	0.99%	0.74%	0.66%

[1]

“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

[2]	Assumes that the reorganization occurred on the first day of the twelve-month period ended August 31, 2018.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Equity Opportunities Fund
Class A	$689	$931	$1,192	$1,935
Class B (1)
Assuming redemption at end of period	$597	$909	$1,247	$2,070
Assuming no redemption	$197	$609	$1,047	$2,070
Class C
Assuming redemption at end of period	$297	$609	$1,047	$2,264
Assuming no redemption	$197	$609	$1,047	$2,264
Class I	$96	$300	$520	$1,155
Class T	$368	$618	$888	$1,657
Class R1	$197	$609	$1,047	$2,264
Class R2	$147	$456	$787	$1,724
Class R3	$121	$378	$654	$1,443
Class R4	$96	$300	$520	$1,155
Class R6	$87	$271	$471	$1,049

	1 Year	3 Years	5 Years	10 Years
Core Equity Fund
Class A	$672	$878	$1,101	$1,740
Class B (1)
Assuming redemption at end of period	$579	$854	$1,154	$1,875
Assuming no redemption	$179	$554	$954	$1,875
Class C
Assuming redemption at end of period	$279	$554	$954	$2,073
Assuming no redemption	$179	$554	$954	$2,073
Class I	$78	$243	$422	$942
Class T	$350	$564	$794	$1,455
Class R1	$179	$554	$954	$2,073
Class R2	$128	$400	$692	$1,523
Class R3	$103	$322	$558	$1,236
Class R4	$78	$243	$422	$942
Class R6	$69	$218	$379	$847

	1 Year	3 Years	5 Years	10 Years
Core Equity Fund (Pro Forma Combined)
Class A	$670	$872	$1,091	$1,718
Class B (1)
Assuming redemption at end of period	$577	$848	$1,144	$1,853
Assuming no redemption	$177	$548	$944	$1,853
Class C
Assuming redemption at end of period	$277	$548	$944	$2,052
Assuming no redemption	$177	$548	$944	$2,052
Class I	$76	$237	$411	$918
Class T	$348	$557	$783	$1,433
Class R1	$177	$548	$944	$2,052
Class R2	$126	$393	$681	$1,500
Class R3	$101	$315	$547	$1,213
Class R4	$76	$237	$411	$918
Class R6	$67	$211	$368	$822

(1)	Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses, respectively.

Other Expense Information

MFS has agreed in writing to bear the Equity Opportunities Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.40% of the class’ average daily net assets annually for each of Class A, Class T and Class R3 shares, 2.15% of the class’ average daily net assets annually for each of Class B, Class C and Class R1 shares, 1.15% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.65% of the class’ average daily net assets annually for Class R2 shares, and 1.09% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least February 28, 2021.

For more information on the fees and expenses of each Fund, see “Summary of Key Information – Fees and Expenses,” “Management of the Fund,” and “Description of Share Classes” in each Fund’s current Prospectus.

6.	How has the Core Equity Fund performed?

The performance information below provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

As shown in the tables below, Class A shares of the Core Equity Fund outperformed Class A shares of the Equity Opportunities Fund in six of the last ten calendar years. In addition, each class of the Core Equity Fund outperformed the corresponding class of the Equity Opportunities Fund for each of the one-, five-, and ten-year periods ended December 31, 2018. Of course, the Funds’ past performance (before and after taxes) is not an indication of future performance. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Annual Total Return (Total Investment Return at NAV)

Class A Shares

	Year ended December 31
	2018	2017	2016	2015	2014
Equity Opportunities Fund	-13.75%	18.08%	10.76%	1.43%	5.58%
Core Equity Fund	-4.11%	24.46%	11.09%	-0.37%	11.11%

	2013	2012	2011	2010	2009
Equity Opportunities Fund	41.26%	18.80%	-2.34%	25.28%	16.03%
Core Equity Fund	34.16%	16.57%	-1.11%	17.07%	32.80%

The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. If these sales charges were included, they would reduce the returns shown. The returns of each Fund’s other share classes will differ from the Class A share returns shown above depending on the expenses of those share classes. Performance information for periods prior to February 1, 2010, reflects periods when a different sub-adviser was responsible for selecting investments for Equity Opportunities Fund under different investment strategies.

During the periods shown in the table, the highest quarterly returns for the Equity Opportunities Fund and the Core Equity Fund were 16.23% for the calendar quarter ended September 30, 2010 and 18.15% for the calendar quarter ended June 30, 2009, respectively, and the lowest quarterly returns were (17.96)% for the calendar quarter ended September 30, 2011 and (15.32)% for the calendar quarter ended September 30, 2011, respectively. The total returns for the six-month period ended June 30, 2019 for the Equity Opportunities Fund and the Core Equity Fund were 15.66% and 20.74%, respectively.

Average Annual Total Returns(1) for the Periods Ended December 31, 2018 (Load Adjusted)

	1 Year	5 Year	10 Year^
Equity Opportunities Fund
Returns Before Taxes
Class T Shares(2)	(15.91)%	3.32%	10.87%
Class B Shares(4)	(17.19)%	2.77%	10.48%
Class C Shares	(15.09)%	3.08%	10.31%
Class I Shares	(13.50)%	4.11%	11.43%
Class R1 Shares	(14.33)%	3.08%	10.32%
Class R2 Shares	(13.98)%	3.59%	10.87%
Class R3 Shares	(13.75)%	3.85%	11.15%
Class R4 Shares	(13.51)%	4.11%	11.42%
Class R6 Shares	(13.45)%	4.21%	11.46%
Class A Shares	(18.71)%	2.63%	10.49%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(3)	(23.14)%	0.96%	9.52%
Returns After Taxes on Distributions and Sale of Class A Shares(3)	(9.33)%	1.86%	8.59%
Benchmark Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 1000® Index	(4.78)%	8.21%	13.28%

	1 Year	5 Year	10 Year
Core Equity Fund
Returns Before Taxes
Class T Shares(2)	(6.54)%	7.42%	13.15%
Class B Shares(4)	(8.28)%	6.87%	12.77%
Class C Shares	(5.70)%	7.16%	12.59%
Class I Shares	(3.90)%	8.23%	13.72%
Class R1 Shares	(4.85)%	7.16%	12.59%
Class R2 Shares	(4.39)%	7.69%	13.16%
Class R3 Shares	(4.13)%	7.96%	13.43%
Class R4 Shares	(3.89)%	8.23%	13.71%
Class R6 Shares	(3.82)%	8.33%	13.78%
Class A Shares	(9.62)%	6.70%	12.77%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions(3)	(11.68)%	4.60%	11.59%
Returns After Taxes on Distributions and Sale of Class A Shares(3)	(4.10)%	4.88%	10.49%
Benchmark Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 3000® Index	(5.24)%	7.91%	13.18%

(1)

The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase).

(2)	Class T shares of the Funds have not commenced investment operations as of the date of this Prospectus/Information Statement.

(3)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each Fund, and after-tax returns for the Funds’ other classes of shares will vary from the returns shown.

(4)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.

^

Performance information for periods prior to February 1, 2010 reflects periods when a subadvisor was responsible for selecting investments for the Equity Opportunities Fund under different investment strategies.

The predecessor fund of the Equity Opportunities Fund commenced operations on August 30, 2000, with the offering of Class A shares and subsequently offered Class C shares on March 1, 2004. The fund subsequently offered Class B shares on January 3, 2007, Class R6 shares on March 3, 2008, Class R1, Class R2, Class R3, Class R4 shares on May 1, 2008, and Class I shares on February 28, 2011. The Core Equity Fund commenced operations on January 2, 1996, with the offering of Class A shares, and subsequently offered Class B, Class C, and Class I shares on January 2, 1997, Class R2 shares on October 31, 2003, Class R1, Class R3, and Class R4 shares on April 1, 2005, and Class R6 shares on January 2, 2013. As of the date of this Prospectus/Information Statement, Class T shares of each Fund are not being offered for sale.

For Equity Opportunities Fund, performance for each of Class T and Class I shares includes the performance of the Fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering. For Core Equity Fund, performance for each of Class T and Class R6 shares includes the performance of the Fund’s Class I shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been lower. From time to time, each Fund may receive proceeds from litigation settlements, without which performance would be lower.

To review information regarding the Core Equity Fund in more detail, please refer to the most recent versions of the Core Equity Fund Summary Prospectus, the Core Equity Fund Annual Report and the Core Equity Fund Semi-Annual Report, each of which is enclosed. You can obtain a free copy of any of the aforementioned documents by calling our toll-free number (1-800-225-2606), by write to MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341, or by logging onto www.mfs.com.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a fund’s performance. Additionally, active and frequent trading may result in the realization and distribution to a fund of higher capital gains, which would increase the tax liability for the fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund’s most recent fiscal year, the Equity Opportunities Fund had a portfolio turnover rate of 119% and the Core Equity Fund had a portfolio turnover rate of 42%. It is anticipated that there will be additional portfolio turnover prior to the reorganization due to the trading of securities in connection with portfolio repositioning.

8.	Who manages the Core Equity Fund?

MFS is the investment adviser for each Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $465 billion as of May 31, 2019.

A team of investment research analysts selects investments for the Core Equity Fund. Joseph MacDougall has general oversight over the team of the investment professionals who manage the Fund. Mr. MacDougall has managed the Core Equity Fund since 2008 and has been employed in the investment area since 1995.

9.	How will the reorganization happen?

As part of the reorganization, your Equity Opportunities Fund shares will be exchanged for Core Equity Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about October 25, 2019. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by you or the Equity Opportunities Fund as the direct result of the reorganization and your aggregate tax basis in the Core Equity Fund shares you will receive in connection with the reorganization are expected to be the same as your aggregate tax basis in your Equity Opportunities Fund shares. That said, because the reorganization will cause the Equity Opportunities Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Equity Opportunities Fund to its shareholders. In particular, the Equity Opportunities Fund will recognize net gains (net of any available capital loss carry forwards) or losses on the sales of any securities including those resulting from portfolio repositioning prior to the reorganization. As previously discussed in Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare,” MFS estimates that approximately 80% of the portfolio of the Equity Opportunities Fund will be liquidated prior to the reorganization. Any undistributed capital gains realized on a net basis in the short tax year ending on the closing date, whether as the result of sales of securities in the normal course of business or due to repositioning, will require the Equity Opportunities Fund to declare a dividend and pay out any such net realized gains, net of any available capital loss carryforwards, which will be taxable to shareholders. Also, to the extent that the Equity Opportunities Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

You, as a shareholder, are urged to consult your own tax adviser as to the specific consequences to you of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

At any time prior to the consummation of the reorganization, you may redeem your shares, which will likely result in the recognition of gain or loss for federal income tax purposes. If you hold Equity Opportunities Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to you if those amounts remain in the non-taxable account. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	Will my dividends be affected by the reorganization?

Currently, the Equity Opportunities Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually. Distributions by the Equity Opportunities Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Core Equity Fund is the same as the Equity Opportunities Fund’s regular distribution schedule. Your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Equity Opportunities Fund. Of course, the amount of these dividends will reflect the investment performance of the Core Equity Fund.

12.	What Reorganization Shares will shareholders of the Equity Opportunities Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class T, Class R1, Class R2, Class R3, Class R4 and Class R6 shares of the Equity Opportunities Fund will receive Class A, Class B, Class C, Class I, Class T, Class R1, Class R2, Class R3, Class R4 and Class R6 shares, respectively, of the Core Equity Fund equal in total value to the shares of the Equity Opportunities Fund held by the shareholder at the time of the reorganization.

13.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4 and Class R6 shares. Class T shares of each Fund are not offered for sale. Class A, Class B and Class C shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes. Effective June 1, 2019, purchases of Class B shares of each Fund were closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time, minus any applicable CDSC.

Shares received in connection with the reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

14.	Will the number of shares each shareholder owns change?

Yes, the number of shares you own will change, but the total value of the shares of the Core Equity Fund you receive will equal the total value of the shares of the Equity Opportunities Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

You will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Core Equity Fund you are receiving and the procedures for surrendering your certificates of the Equity Opportunities Fund, if applicable.

15.	What are the costs associated with the reorganization?

The costs associated with the transaction are estimated to be $106,000. This one-time reorganization cost represents include legal and auditor fees, printing, preparation and mailing costs of shareholder communication materials. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $76,000 of the reorganization cost will be allocated to the Equity Opportunities Fund. The higher reorganization costs for the Equity Opportunities Fund are due to printing, preparation and mailing costs of shareholder communication materials.

RISK FACTORS

What are the principal risk factors associated with an investment in the Core Equity Fund and how do they compare with those for the Equity Opportunities Fund?

Because the Funds share an identical investment objective and similar investment policies, the principal risks of an investment in the Core Equity Fund are similar to the principal risks of an investment in the Equity Opportunities Fund. However, each Fund has experienced a distinct risk profile over the last three years. As of June 30, 2019, the three-year standard deviation was 12.85 for the Equity Opportunities Fund’s Class A shares versus 12.03 for the Core Equity Fund’s Class A Shares. The standard deviation for the Equity Opportunities Fund’s benchmark, the Russell 1000® Index, during this period was 12.32, and the standard deviation for the Core Equity Fund’s benchmark, the Russell 3000® Index during this period was 12.53. Standard deviation is an indicator of total return volatility. The larger the standard deviation, the greater the performance volatility and the higher the risk profile.

Each Fund is principally subject to the risks described below:

Equity Market Risk: Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the prices of investments. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Investment Selection Risk for the Core Equity Fund: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Selection Risk for the Equity Opportunities Fund: MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Focus Risk for Core Equity Fund: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Focus Risk for Equity Opportunities Fund: Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund’s performance will be affected by the conditions in the countries and regions to which the fund is exposed. Issuers in a single sector or related sectors can react similarly to market, economic, industry, political, regulatory, geopolitical, and other conditions. If MFS invests a significant percentage of the fund’s assets in a single sector or small number of sectors, the fund’s performance will be affected by conditions in that sector or sectors and could be more volatile than the performance of less focused funds. If MFS invests a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance will be affected by economic, industry, political, regulatory, geopolitical, and other conditions that impact that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs. The prices of illiquid securities may be more volatile than more liquid investments.

In addition to the risks discussed above, the Equity Opportunities Fund is also principally subject to the risk described below:

Real Estate Investment Trust Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. REITs are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. Many real estate-related issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates. The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries.

Other Investments

In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Summary of Key Information – Principal Risks,” “Investment Objective, Strategies, and Risks – Principal Risks” and “Investment Objective, Strategies and Risks – Other Investment Strategies and Risks” in each Fund’s current Prospectus and “Investment Strategies, Risks and Restrictions,” “Appendix J – Investment Strategies and Risks,” and “Appendix K – Investment Restrictions” in each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Information Statement is furnished in connection with the reorganization of the Equity Opportunities Fund into the Core Equity Fund. The combined Prospectus/Information Statement are being mailed to shareholders on or about September 3, 2019.

The Core Equity Fund is a series of MFS Series Trust I (“Series Trust I”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by its Amended and Restated Declaration of Trust, as amended (“Series Trust I’s Declaration of Trust”), and by-laws, as amended and restated. The Equity Opportunities Fund is a series of MFS Series Trust XII (“Series Trust XII”), another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust, as amended (“Series Trust XII’s Declaration of Trust”), and by-laws, as amended and restated. Except as set forth below, Series Trust I’s and Series Trust XII’s Declarations of Trusts are substantially similar and their by-laws are identical to one another. Accordingly, Equity Opportunities Fund shareholders will have substantially similar rights as shareholders of Core Equity Fund to the rights they currently have as shareholders of the Equity Opportunities Fund Series. Series Trust I, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote (i.e., the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities) of the class, series, or trust, as applicable. Series Trust XII, or any series or class of Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets with or without any shareholder vote to the extent permitted by law. In addition, both Series Trust I and Series Trust XII are overseen by the same Board of Trustees.

The reorganization is structured as a transfer of the assets and liabilities of the Equity Opportunities Fund to the Core Equity Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the Core Equity Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Equity Opportunities Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Equity Opportunities Fund and the legal existence of the Equity Opportunities Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Equity Opportunities Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class T, Class R1, Class R2, Class R3, Class R4 and Class R6 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Equity Opportunities Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Equity Opportunities Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Equity Opportunities Fund have voted unanimously to approve the transaction.

BACKGROUND AND REASONS FOR THE REORGANIZATION

MFS discussed the reorganization of the Equity Opportunities Fund with the Funds’ Board of Trustees at the Board’s June, 2019, and July, 2019, meetings. MFS advised the Board of Trustees that the reorganization offers Equity Opportunities Fund shareholders the opportunity to participate in a larger combined fund with the same investment objective, similar investment policies and strategies, a generally better historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Board of Trustees that Core Equity Fund shareholders may benefit from the reorganization as a result of the increase in size of the combined fund and the resulting potential for lower expense ratios over time.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have carefully considered the anticipated benefits and costs of the reorganization from the perspective of each of the Core Equity Fund and the Equity Opportunities Fund. Following their review, the Trustees, including the Independent Trustees, determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the reorganization. The Core Equity Fund and the Equity Opportunities Fund have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the Equity Opportunities Fund believes that the reorganization will be advantageous to the Equity Opportunities Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, policies, strategies, and restrictions;

2.	Although past performance is not an indication of future results, the Core Equity Fund generally has a better overall historical performance record than the Equity Opportunities Fund;

3.	The relative risks of investing in either Fund;

4.	The Funds are permitted to invest in the same type of investments;

5.

All share classes of the Equity Opportunities Fund have a structure that is substantially similar to all corresponding share classes of the Core Equity Fund, including identical shareholder fees and Rule 12b-1 fees;

6.

The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Equity Opportunities Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

7.

The pro forma total annual fund operating expense ratios for each class of shares of the combined fund are estimated to be 0.20% less than the total annual fund operating expense ratios for each corresponding share class, except for Class R6 shares which is estimated to be 0.19% less than the corresponding share class of the Equity Opportunities Fund, based on expenses incurred during the each Fund’s most recent fiscal year end;

8.	The current effective management fee paid to MFS by the Core Equity Fund is lower than the effective management fees paid to MFS by the Equity Opportunities Fund;

9.	The contractual management fee schedule of the Core Equity Fund is lower than the contractual management fee schedule for the Equity Opportunities Fund;

10.

The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

12.	The combined fund will continue to be managed by MFS;

13.	The compatibility of the Funds’ shareholder service features;

14.	The expected liabilities of each Fund;

15.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

16.	The anticipated portfolio repositioning in connection with the reorganization and associated expenses and potential tax consequences to shareholders;

17.

The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Equity Opportunities Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Core Equity Fund considered that the reorganization presents an opportunity for the Core Equity Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Core Equity Fund would incur as a result of the reorganization are reasonable in relation to the benefits the Core Equity Fund is expected to realize as a result of the transaction. In addition, the Trustees considered that shareholders of each class of the Core Equity Fund are expected to benefit from a 0.02% decrease in the combined fund’s total expenses, with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses).

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If an Equity Opportunities Fund shareholder were to redeem his or her shares to invest in another fund, such as the Core Equity Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Equity Opportunities Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the reorganization is expected to permit the Equity Opportunities Fund’s shareholders to exchange their investment in that fund for an investment in the Core Equity Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Core Equity Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Core Equity Fund will acquire the assets and liabilities of the Equity Opportunities Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on October 25, 2019 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Appendix A to this Prospectus/Information Statement.

The Equity Opportunities Fund will sell its assets to the Core Equity Fund and in exchange, the Core Equity Fund will assume all liabilities of the Equity Opportunities Fund and deliver to the Equity Opportunities Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class A shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class A shares; (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class B shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class B shares; (iii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class C shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class C shares; (iv) a number of full and fractional Class I shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class I shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class I shares; (v) a number of full and fractional Class R1 shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class R1 shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class R1 shares; (vi) a number of full and fractional Class R2 shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class R2 shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class R2 shares; (vii) a number of full and fractional Class R3 shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class R3 shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class R3 shares; (viii) a number of full and fractional Class R4 shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class R4 shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class R4 shares; (ix) a number of full and fractional Class R6 shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class R6 shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class R6 shares; and (x) a number of full and fractional Class T shares having an aggregate net asset value equal to the value of assets of the Equity Opportunities Fund attributable to its Class T shares, less the value of the liabilities of the Equity Opportunities Fund assumed by the Core Equity Fund attributable to such Class T shares.

On or as soon after the Exchange Date as is conveniently practicable, the Equity Opportunities Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Equity Opportunities Fund, the full and fractional Reorganization Shares received by the Equity Opportunities Fund, with Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 Reorganization Shares being distributed to holders of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 shares of the Equity Opportunities Fund, respectively.1 As a result of the transaction, each holder of shares of the Equity Opportunities Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Equity Opportunities Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Core Equity Fund in the name of such Equity Opportunities Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time by the mutual consent of the Equity Opportunities Fund and the Core Equity Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage commissions and other transaction costs associated with the portfolio repositioning previously discussed) are estimated to

[1]	Because Class T shares are not currently offered for sale, it is not expected that Class T Reorganization Shares will be distributed as part of the reorganization.

be approximately $106,000 (the “Reorganization Costs”). These fees and expenses include legal and auditor fees, printing, preparation and mailing costs of shareholder communication materials. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $76,000 of the Reorganization Costs will be allocated to the Equity Opportunities Fund. The higher Reorganization Costs for the Equity Opportunities Fund are due to printing, preparation and mailing costs of shareholder communication materials. MFS estimates that, based on the expected total expense ratios of the Core Equity Fund after giving effect to the reorganization and assuming that the total expense ratios do not change thereafter, Equity Opportunities Fund shareholders will recoup these costs through reduced fund operating expenses in six months or less following the reorganization. For information regarding estimated brokerage commissions and transaction costs associated with the anticipated portfolio repositioning that will occur in connection with the reorganization, please see the response to Question 4 under “Synopsis.”

Description of the Reorganization Shares. Reorganization Shares will be issued to the Equity Opportunities Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C, Class I, Class T, Class R1, Class R2, Class R3, Class R4, and Class R6 shares of the Core Equity Fund.

Investors purchasing Class A shares pay a sales charge at the time of purchase, but the Equity Opportunities Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 18 months of purchase.) Class A shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee).

Investors purchasing Class T shares pay a sales charge at the time of purchase, but the Equity Opportunities Fund shareholders receiving Class T Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class T shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee). Class T shares are not currently offered sale, and it is not expected that Class T Reorganization Shares will be distributed as a result of the reorganization.

Class B shares of the Core Equity Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Equity Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Equity Opportunities Fund. Class B shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Equity Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Equity Opportunities Fund.

Class C shares of the Core Equity Fund are also sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Equity Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Equity Opportunities Fund. Class C shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares, based on relative net asset value, approximately ten years after purchase. For purposes of determining the conversion date of Class C Reorganization Shares received by holders of Class C shares of the Equity Opportunities Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Equity Opportunities Fund.

Class R1, Class R2, and Class R3 shares of the Core Equity Fund are currently sold without sales charges. The foregoing Classes are, however, subject to maximum Rule 12b-1 fees equal to the following percentages of the Core Equity Fund’s average daily net assets attributable to the respective classes: 0.25% for Class R3 shares (consisting of a 0.25% service fee), 0.50% for Class R2 shares (consisting of a 0.25% distribution fee and a 0.25% service fee), and 1.00% for Class R1 shares (consisting of a 0.75% distribution fee and a 0.25% service fee).

Class I, Class R4 and Class R6 shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights, except that Class B and Class C Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Core Equity Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Core Equity Fund’s shares are currently divided into ten classes — Class A, Class B, Class C, Class I, Class T, Class R1, Class R2, Class R3, Class R4, and Class R6. Class T shares of the Core Equity Fund are not currently offered for sale.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Core Equity Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Core Equity Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Core Equity Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Core Equity Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Core Equity Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Equity Opportunities Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences.

The following is a summary of the anticipated material federal income tax consequences of the reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Prospectus/Information Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Equity Opportunities Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the reorganization, as well as the effects of state, local, and foreign tax laws.

The reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

i.

The acquisition by Core Equity Fund of all the assets of Equity Opportunities Fund solely in exchange for the issuance of Reorganization Shares to Equity Opportunities Fund and the assumption of all the liabilities of Equity Opportunities Fund by Core Equity Fund, followed by the distribution by Equity Opportunities Fund, in liquidation of Equity Opportunities Fund, of Reorganization Shares to Equity Opportunities Fund Shareholders in exchange for their Equity Opportunities Fund Shares and the termination of Equity Opportunities Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.

Under Sections 361 and 357 of the Code, Equity Opportunities Fund will not recognize any gain or loss upon the transfer of all of its assets to Core Equity Fund pursuant to the Agreement in exchange solely for shares of Core Equity Fund and the assumption by Core Equity Fund of the liabilities of Equity Opportunities Fund, or upon the distribution of Reorganization Shares by Equity Opportunities Fund to its shareholders in liquidation of Equity Opportunities Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Equity Opportunities Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, Equity Opportunities Fund shareholders will not recognize any gain or loss upon the exchange of their Equity Opportunities Fund shares for Reorganization Shares;

iv.

Under Section 358 of the Code, the aggregate basis in Reorganization Shares that Equity Opportunities Fund shareholders receive in exchange for their Equity Opportunities Fund shares will be the same as the aggregate basis of Equity Opportunities Fund shares exchanged therefor;

v.

Under Section 1223(1) of the Code, an Equity Opportunities Fund shareholder’s holding period for Reorganization Shares received pursuant to the Agreement will include the shareholder’s holding period for Equity Opportunities Fund shares exchanged therefor, provided that the shareholder held Equity Opportunities Fund shares as capital assets on the date of the exchange;

vi.

Under Section 1032 of the Code, Core Equity Fund will not recognize any gain or loss upon the receipt of the assets of Equity Opportunities Fund solely in exchange for Reorganization Shares and the assumption by Core Equity Fund of the liabilities of Equity Opportunities Fund;

vii.

Under Section 362(b) of the Code, Core Equity Fund’s tax basis in the assets of Equity Opportunities Fund will be the same as Equity Opportunities Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.

Under Section 1223(2) of the Code, the holding period of each asset of Equity Opportunities Fund in the hands of Core Equity Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Equity Opportunities Fund; and

ix.

Core Equity Fund will succeed to and take into account the items of Equity Opportunities Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain representations made by officers of MFS Series Trust XII, on behalf of the Equity Opportunities Fund and by officers of MFS Series Trust I, on behalf of the Core Equity Fund, and will also be based on customary reasonable assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Equity Opportunities Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Equity Opportunities Fund shares and the fair market value of the shares of the Core Equity Fund he or she received.

Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to the reorganization.

Shareholders should note that the reorganization will end the tax year of Equity Opportunities Fund, which will accelerate distributions from Equity Opportunities Fund for its short tax year ending on the date of the reorganization. Prior to the Exchange Date, the Equity Opportunities Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date. This distribution will be taxable to shareholders, and will include any capital gains, after reduction by any available losses, resulting from portfolio turnover prior to the reorganization (as discussed below). Consequently, Equity Opportunities Fund shareholders may receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. If a shareholder holds shares in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain. A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the reorganization. First, “pre-acquisition losses” of either Core Equity Fund or Equity Opportunities Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Equity Opportunities Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Core Equity Fund for the taxable year of the reorganization that is equal to the portion of Core Equity Fund’s taxable year that follows the date of the reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the reorganization not occurred.

In addition, the combined fund resulting from the reorganization will have tax attributes that reflect a blending of the tax attributes of Core Equity Fund and Equity Opportunities Fund at the time of the reorganization (including as affected by the rules set forth above). Therefore, the shareholders of Equity Opportunities Fund will receive a proportionate share of any “built-in” (unrealized) gains in Core Equity Fund’s assets, as well as any taxable gains realized by Core Equity Fund but not distributed to its shareholders prior to the reorganization, when such gains are eventually distributed by Core Equity Fund. As a result, shareholders of Equity Opportunities Fund may receive a greater amount of taxable distributions than they would have had the reorganization not occurred. Any pre-acquisition losses of Equity Opportunities Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization, such that the benefit of those losses, if any, to Equity Opportunities Fund shareholders may be further reduced relative to what the benefit would have been had the reorganization not occurred.

Furthermore, the combined fund will have tax attributes that reflect a blending of the tax attributes of the Equity Opportunities Fund and the Core Equity Fund at the time of the reorganization. For example, if the reorganization had occurred on June 30, 2019, the combined fund would have had net realized gains of approximately 1.03% of its net assets, whereas absent the reorganization, the Equity Opportunities Fund would have had net realized losses of approximately 4.66% of its net assets available to reduce capital gains.

In addition, as of June 30, 2019, the Equity Opportunities Fund had net “built-in” (unrealized) gains equal to roughly 6.18% of net assets while the Core Equity Fund had net built-in gains equal to roughly 22.37% of net assets. If the reorganization had occurred on that date, the prohibition on the use of pre-reorganization losses of one Fund to offset built-in gains of the other Fund would have applied to prevent the use of Equity Opportunities Fund’s greater pre-reorganization losses to offset any pre-reorganization built-in gains of the Core Equity Fund realized within five years. As a result, shareholders of the Equity Opportunities Fund might have received a greater amount of taxable distributions than they would have had the reorganization not occurred.

The application of the rules described above may accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

It is anticipated that the Equity Opportunities Fund will realign a portion of its portfolio before the reorganization, and that, after the reorganization, the Core Equity Fund will realign a portion of the portfolio it receives from the Equity Opportunities Fund.

MFS estimates that approximately 80% of the portfolio of the Equity Opportunities Fund will be liquidated prior to the reorganization. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Equity Opportunities Fund’s tax basis in such assets. Any capital gains recognized on a net basis in these sales, after the application of any available capital loss carry forwards, will be distributed to the Equity Opportunities Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and will be taxable to shareholders. Because the reorganization will end the tax year of the Equity Opportunities Fund, it may well accelerate distributions to shareholders from the Equity Opportunities Fund for its short tax year ending on the date of the reorganization. Any such distributions will be taxable and will include any capital gains resulting from the repositioning of portfolio securities prior to the reorganization. Since capital gain or loss recognized by the Equity Opportunities Fund on a net basis depends on the prices at which portfolio assets are sold and the identity of such assets, the size of such capital gain or loss cannot be calculated precisely at this time. Assuming that the portfolio had been repositioned on June 30, 2019, MFS estimates that the Equity Opportunities Fund would have realized approximately $9.2 million ($1.00/share) in net capital gains as a result of this repositioning. However, this amount may well likely be offset by $11.7 million of net capital losses that the Equity Opportunities Fund has realized since the beginning of the current tax year. The actual amount of any capital gain or loss to the Equity Opportunities Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned, and on the identity of the securities disposed of at that time, and so will differ from the estimate provided above.

The Core Equity Fund is a series of MFS Series Trust I (“Series Trust I”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by its Amended and Restated Declaration of Trust, as amended (“Series Trust I’s Declaration of Trust”), and by-laws, as amended and restated. The Equity Opportunities Fund is a series of MFS Series Trust XII (“Series Trust XII”), another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust, as amended (“Series Trust XII’s Declaration of Trust”), and by-laws, as amended and restated. Except as set forth below, Series Trust I’s and Series Trust XII’s Declarations of Trusts are substantially similar and their by-laws are identical to one another. Accordingly, Equity Opportunities Fund shareholders will have substantially similar rights as shareholders of Core Equity Fund to the rights they currently have as shareholders of the Equity Opportunities

Fund Series. Series Trust I, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote (i.e., the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities) of the class, series, or trust, as applicable. Series Trust XII, or any series or class of Series Trust XII, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets with or without any shareholder vote to the extent permitted by law. In addition, both Series Trust I and Series Trust XII are overseen by the same Board of Trustees.

Capitalization. The following table shows the capitalization of the Funds as of February 28, 2019 and on a pro forma combined basis, giving effect to the acquisition of assets at net asset value as of that date:

	Equity Opportunities Fund	Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$131,596,350	$1,209,315,434	$(85,082	)(a)	$1,340,826,701
Class B	8,453,781	24,552,577	(4,789	)(a)	33,001,570
Class C	47,623,338	64,464,196	(26,040	)(a)	112,061,493
Class I	72,754,748	342,224,400	(42,885	)(a)	414,936,263
Class R1	104,511	3,048,955	(94	)(a)	3,153,372
Class R2	529,594	13,015,752	(447	)(a)	13,544,899
Class R3	823,310	40,263,986	(949	)(a)	41,086,347
Class R4	677,162	24,143,313	(666	)(a)	24,819,810
Class R6	9,836,343	635,595,925	(13,300	)(a)	645,418,968
Total	$272,399,137	$2,356,624,537	$(174,252)		$2,628,849,422

Shares outstanding
Class A	4,897,205	39,939,764	4,343,681	(b)	44,283,445
Class B	335,276	928,591	319,565	(b)	1,248,156
Class C	1,881,147	2,470,281	1,823,683	(b)	4,293,964
Class I	2,702,316	10,652,300	2,263,188	(b)	12,915,488
Class R1	4,136	116,920	4,005	(b)	120,925
Class R2	20,369	440,756	17,925	(b)	458,681
Class R3	30,753	1,333,468	27,257	(b)	1,360,725
Class R4	25,048	790,728	22,168	(b)	812,896
Class R6	357,740	19,747,779	305,410	(b)	20,053,189
Total	10,253,991	76,420,589	9,126,882		85,547,471

Net asset value per share
Class A	$26.87	$30.28			$30.28
Class B	$25.21	$26.44			$26.44
Class C	$25.32	$26.10			$26.10
Class I	$26.92	$32.13			$32.13
Class R1	$25.27	$26.08			$26.08
Class R2	$26.00	$29.53			$29.53
Class R3	$26.77	$30.19			$30.19
Class R4	$27.03	$30.53			$30.53
Class R6	$27.50	$32.19			$32.19

Shares outstanding have been rounded for presentation purposes.

(a)

Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the Reorganization Costs described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

(b)

If the reorganization had taken place on February 28, 2019, the Equity Opportunities Fund would have received 4,343,681; 319,565; 1,823,683; 2,263,188; 4,005; 17,925; 27,257; 22,168; and 305,410 shares for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4 and Class R6, respectively, of the Core Equity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Equity Opportunities Fund will receive on the Exchange Date. The foregoing is merely an example of what the Equity Opportunities Fund would have received and distributed had the reorganization been consummated on February 28, 2019, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

The Trustees of the Equity Opportunities Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

Shares Outstanding

The number of shares of Equity Opportunities Fund and Core Equity Fund outstanding as of July 12, 2019, were as follows:

	Number of Shares Outstanding (rounded to the nearest share)
Class of Shares*	Equity Opportunities Fund	Core Equity Fund
Class A	4,583,779	41,040,748
Class B	296,687	849,888
Class C	1,593,939	2,464,352
Class I	2,250,204	12,189,266
Class R1	3,559	114,595
Class R2	18,858	415,914
Class R3	30,687	1,278,252
Class R4	26,119	772,466
Class R6	326,298	21,574,390

*	As of July 12, 2019, no Class T shares were outstanding.

The vote of the shareholders of the Equity Opportunities Fund is not being solicited since their approval or consent is not necessary for the reorganization to take place.

Share Ownership

As of July 12, 2019, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Equity Opportunities Fund.

As of July 12, 2019, there were no shareholders of record that owned 25% or more of the Equity Opportunities Fund’s outstanding shares.

To the best of the knowledge of the Equity Opportunities Fund, as of July 12, 2019, the following shareholders owned of record or beneficially 5% or more of the following classes of the Equity Opportunities Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

SHAREHOLDER NAME AND ADDRESS**	CLASS NAME	PERCENTAGE OWNED	PRO FORMA PERCENTAGE OWNED*
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	CLASS A SHARES	15.14%	30.17%
	CLASS R6 SHARES	33.26%	42.35%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS A SHARES	9.30%	5.50%
	CLASS B SHARES	13.78%	10.11%
	CLASS C SHARES	13.87%	8.82%
	CLASS I SHARES	5.73%	9.67%

AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405	CLASS A SHARES	8.99%	0.78%
	CLASS B SHARES	15.65%	10.24%
	CLASS C SHARES	6.63%	5.95%
	CLASS I SHARES	22.38%	20.10%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	CLASS A SHARES	8.28%	7.19%
	CLASS C SHARES	7.28%	5.25%
	CLASS I SHARES	6.64%	15.67%

MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	CLASS A SHARES	7.82%	0.68%
	CLASS B SHARES	5.14%	1.25%
	CLASS C SHARES	5.95%	5.86%
	CLASS I SHARES	12.41%	1.59%

WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	CLASS A SHARES	5.74%	0.50%
	CLASS B SHARES	6.97%	1.70%
	CLASS C SHARES	8.05%	11.35%
	CLASS I SHARES	8.37%	1.07%

RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	CLASS B SHARES	7.66%	1.86%

RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	CLASS B SHARES	6.08%	1.48%
	CLASS C SHARES	14.49%	11.53%
	CLASS I SHARES	6.82%	9.08%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	CLASS B SHARES	5.45%	1.33%
	CLASS C SHARES	5.18%	1.95%

MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	CLASS C SHARES	9.35%	7.85%
	CLASS I SHARES	19.16%	6.11%
	CLASS R6 SHARES	61.50%	5.72%

STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2137	CLASS C SHARES	8.04%	5.62%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632	CLASS R1 SHARES	60.18%	1.74%
	CLASS R4 SHARES	14.72%	0.45%

MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	CLASS R1 SHARES	39.81%	1.15%

TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748	CLASS R2 SHARES	89.43%	3.31%

MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	CLASS R2 SHARES	5.58%	10.89%
	CLASS R3 SHARES	7.12%	0.13%
	CLASS R4 SHARES	11.81%	0.36%

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC 100 MAGELLAN WAY COVINGTON KY 41015-1999	CLASS R3 SHARES	59.74%	1.07%
	CLASS R4 SHARES	5.45%	0.17%

ASCENSUS TRUST CO PO BOX 10758 FARGO ND 58106-0758	CLASS R3 SHARES	28.89%	0.52%

RELIANCE TRUST CO CUST PO BOX 48529 ATLANTA GA 30362-1529	CLASS R4 SHARES	43.67%	1.34%

PAI TRUST CO INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	CLASS R4 SHARES	14.16%	0.44%

NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029	CLASS R4 SHARES	6.04%	0.19%

*	Percentage owned assuming completion of the reorganization on July 12, 2019.
**	To the best of the knowledge of the Equity Opportunities Fund, this shareholder is a beneficial owner.

As of July 12, 2019, the officers and Trustees of the Core Equity Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Core Equity Fund.

As of July 12, 2019, there were no shareholders of record that owned 25% or more of the Core Equity Fund’s outstanding shares.

To the best of the knowledge of the Core Equity Fund, as of July 12, 2019, the following shareholders owned of record or beneficially 5% or more of the following classes of the Core Equity Fund. All holdings are of record unless otherwise indicated.

SHAREHOLDER NAME AND ADDRESS**	CLASS NAME	PERCENTAGE OWNED		PRO FORMA PERCENTAGE OWNED*
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	CLASS A SHARES	31.59%		30.17%
	CLASS B SHARES	10.79%		8.80%
	CLASS C SHARES	14.17%		9.87%
	CLASS R6 SHARES	42.46%		42.35%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS A SHARES	5.14%		5.50%
	CLASS B SHARES	8.93%		10.11%
	CLASS C SHARES	5.78%		8.82%
	CLASS I SHARES	10.25%		9.67%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	CLASS A SHARES	7.09%		7.19%
	CLASS B SHARES	9.99%		8.69%
	CLASS I SHARES	17.00%		15.67%
	CLASS R3 SHARES	15.32%		15.04%
	CLASS R4 SHARES	28.46%		27.59%
AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405	CLASS B SHARES CLASS C SHARES CLASS I SHARES	8.50 5.54 19.77	% % %	10.24 5.95 20.10	% % %
WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	CLASS C SHARES	13.33%		11.35%
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102	CLASS C SHARES CLASS I SHARES	9.76 9.41	% %	11.53 9.08	% %
MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	CLASS C SHARES CLASS R6 SHARES	6.94 5.04	% %	7.85 5.72	% %
MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	CLASS C SHARES	5.81%		5.86%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	CLASS I SHARES	20.51%		18.46%

CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	CLASS I SHARES CLASS R3 SHARES	5.28 11.44	% %	4.61 11.24	% %
RELIANCE TRUST CO PO BOX 48529 ATLANTA GA 30362-1529	CLASS R1 SHARES CLASS R2 SHARES CLASS R3 SHARES	68.86 38.84 27.43	% % %	68.86 37.40 26.94	% % %
NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029	CLASS R1 SHARES	6.33%		6.33%
MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	CLASS R1 SHARES CLASS R2 SHARES	6.17 11.10	% %	6.17 10.89	% %
DCGT 711 HIGH ST DES MOINES IA 50392-0001	CLASS R1 SHARES CLASS R2 SHARES CLASS R3 SHARES	6.02 18.43 8.66	% % %	6.02 17.75 8.50	% % %
TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	CLASS R2 SHARES	11.67%		11.24%
GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	CLASS R3 SHARES CLASS R4 SHARES	9.51 13.26	% %	9.37 12.85	% %
STATE STREET BANK & TRUST 1 LINCOLN ST BOSTON MA 02111-2900	CLASS R3 SHARES	8.34%		8.19%
VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773	CLASS R4 SHARES	34.28%		33.23%
LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	CLASS R4 SHARES	7.33%		7.10%
STATE OF LOUISIANA TRUSTEE FBO LOUISIANA PUBLIC EMPLOYEES E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	CLASS R6 SHARES	47.40%		46.83%

*	Percentage owned assuming completion of the reorganization on July 12, 2019.
**	To the best of the knowledge of the Core Equity Fund, this shareholder is a beneficial owner.

Shareholder Proposals. The Equity Opportunities Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. Any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the Equity Opportunities Fund, c/o Heidi W. Hardin Secretary, at 111 Huntington Avenue, 24th Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm to the Equity Opportunities Fund and Core Equity Fund. The audited financial statements of the Equity Opportunities Fund and the Core Equity Fund for the fiscal years ended October 31, 2018 and August 31, 2018, respectively, included in the Funds’ respective Statements of Additional Information, have been audited by Ernst & Young LLP, Independent Registered Public Accountants, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended October 31, 2018 and August 31, 2018, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Equity Opportunities Fund and the Core Equity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this day of 19th day of July, 2019, by and between MFS Series Trust XII, a Massachusetts business trust (“Trust XII”), on behalf of MFS Equity Opportunities Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Series Trust I, a Massachusetts business trust (“Trust I”), on behalf of MFS Core Equity Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust XII, acting on behalf of the Acquired Fund, and Trust I, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Acquired Fund and the Surviving Fund shall inure to, and shall be enforceable by, Trust XII, acting on behalf of the Acquired Fund and Trust I, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into ten classes, designated Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T shares (the “Class A Acquired Fund Shares,” the “Class B Acquired Fund Shares,” the “Class C Acquired Fund Shares,” the “Class I Acquired Fund Shares,” the “Class R1 Acquired Fund Shares,” the “Class R2 Acquired Fund Shares,” the “Class R3 Acquired Fund Shares,” the “Class R4 Acquired Fund Shares,” the “Class R6 Acquired Fund Shares,” and the “Class T Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are also divided into ten classes (the “Surviving Fund Shares”), designated Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T shares (the “Class A Reorganization Shares,” the “Class B Reorganization Shares,” the “Class C Reorganization Shares,” the “Class I Reorganization Shares,” the “Class R1 Reorganization Shares,” the “Class R2 Reorganization Shares,” the “Class R3 Reorganization Shares,” the “Class R4 Reorganization Shares”, “Class R6 Reorganization Shares”, and “Class T Reorganization Shares” respectively, and, together, the “Reorganization Shares”). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T shares correspond to the Surviving Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.7 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption

Exhibit A

by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T Reorganization Shares due to such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R6, and Class T (as applicable) Reorganization Shares due to that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Eastern time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank & Trust Company (the “Surviving Fund Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the Surviving Fund’s then-current prospectus and

Exhibit A

statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by State Street Bank & Trust Company (the “Acquired Fund Custodian”), as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust XII’s Amended and Restated Declaration of Trust (“Trust XII’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust XII’s By-Laws”) and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”), to not less than two decimal places. The determinations of the Surviving Fund Custodian and the Acquired Fund Custodian, respectively, shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Surviving Fund Custodian and the Acquired Fund Custodian and all parties in interest. The Surviving Fund Custodian shall confirm the net value of the Assets.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed); (e) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed); (f) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed); (g) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed); (h) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed); (i) the number of Class R6 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R6 Acquired Fund Shares by the net asset value of a Class R6 Reorganization Share (as so computed); and (j) the number of Class T Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class T Acquired Fund Shares by the net asset value of a Class T Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Surviving Fund Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund Custodian in its capacity as pricing agent for the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1 The Closing Date shall be October 25, 2019 or such other date on or before December 31, 2019 as the parties may agree. The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of Trust I and Trust XII, 111 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Surviving Fund Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US

Exhibit A

Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “ State Street Bank & Trust Company, Custodian for the MFS Core Equity Fund” or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2019, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 Trust XII, on behalf of the Acquired Fund, represents and warrants to Trust I, on behalf of the Surviving Fund, as follows:

(a) Trust XII is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Board of Trustees of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust XII nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust XII, subject to the approval of the Board of Trustees of the Acquired Fund. Trust XII has all necessary federal, state and local authorizations to own all of the properties and assets of Trust XII and to carry on its business as now being conducted;

(b) Trust XII is a duly registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust XII duly constituted in accordance with the applicable provisions of Trust XII’s Declaration of Trust, Trust XII’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) Trust XII is not, and the execution, delivery and performance of this Agreement by Trust XII will not result, in violation of any provision of Trust XII’s Declaration of Trust or Trust XII’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust XII or the Acquired Fund is a party or by which Trust XII or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust XII or the Acquired Fund (or the Surviving Fund);

Exhibit A

(e) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust XII or the Acquired Fund, threatened against Trust XII or the Acquired Fund or any of its properties or assets. Neither Trust XII nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust XII nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of October 31, 2018, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended October 31, 2017 and October 31, 2018 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of October 31, 2018 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of April 30, 2019, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended April 30, 2019 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of April 30, 2019 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the date thereof not described therein;

(h) Since October 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust I, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(i) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust XII’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning November 1, 2018 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed without regard to any deduction for dividends paid), and (c) all of the Acquired

Exhibit A

Fund’s net realized capital gain (after reduction for any capital loss carry forward), in each case for both the taxable year ending on October 31, 2018 and the short taxable year beginning on November 1, 2018 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(k) The authorized capital of Trust XII consists of an unlimited number of shares, currently divided into eleven series and, with respect to the Acquired Fund, into ten classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Trust XII (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust XII does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l) Except as previously disclosed to Trust I, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust XII, on behalf of the Acquired Fund , and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms and subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust XII, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the Closing Date and will not on such date include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

Exhibit A

4.2 Trust I, on behalf of the Surviving Fund, represents and warrants to Trust XII, on behalf of the Acquired Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust I nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I on behalf of the Surviving Fund. Trust I has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Declaration of Trust, Trust I’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated December 28th, 2018, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the Closing Date and will not on such date include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) Trust I is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Surviving Fund is a party or by which Trust I or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust XII, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Surviving Fund, threatened against Trust I or the Surviving Fund or any of its properties or assets. Neither Trust I nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2018, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2017 and August 31, 2018 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2018 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 28, 2019, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of February 28, 2019, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the date thereof not disclosed therein;

Exhibit A

(i) Since August 31, 2018, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for both (i) the remainder of its current taxable year beginning September 1, 2018 and (ii) it’s short taxable year beginning September 1, 2019 and ending on the Closing Date.

(l) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into eight series and, with respect to the Surviving Fund, into ten classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and non-assessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(o) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p) Trust I, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

Exhibit A

(q) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(s) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust XII covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 Trust XII covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Agreement.

5.4 Trust XII will provide such information as Trust I reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Agreement, Trust XII and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust XII will furnish to Trust I on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust XII or its designee will furnish to Trust I, in such form as is reasonably satisfactory to Trust I, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7 Trust I, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

6. Conditions Precedent to Obligations of Trust XII on behalf of the Acquired Fund

The obligations of Trust XII to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust I, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

Exhibit A

6.2 Trust I, on behalf of the Surviving Fund, shall have delivered to Trust XII on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust XII and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust I and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust XII shall reasonably request; and

6.3 Trust XII shall have received on the Closing Date a favorable opinion from legal counsel of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust XII, to the effect that:

(a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust I duly constituted in accordance with Trust I’s Declaration of Trust and Trust I’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement complies with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust XII on behalf of the Acquired Fund, is a valid and binding obligation of Trust I and the Surviving Fund enforceable against Trust I and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and non-assessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust I’s Declaration of Trust or Trust I’s By-Laws;

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust I or the Surviving Fund existing on or before the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

Exhibit A

(i) except as may have been previously disclosed by Trust I, on behalf of the Surviving Fund, in writing to Trust XII, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust I or the Surviving Fund or any of their properties or assets, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he or she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led him or her to believe that, on the effective date of the Registration Statement the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust XII or the Acquired Fund, contained in the Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust XII, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust XII may reasonably request.

7. Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund

The obligations of Trust I, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust XII, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust XII, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust XII, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax basis of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust XII;

7.3 Trust XII, on behalf of the Acquired Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust XII, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 Trust I shall have received on the Closing Date a favorable opinion from legal counsel of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) Trust XII is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust XII duly constituted in accordance with Trust XII’s Declaration of Trust and Trust XII’s By-Laws;

Exhibit A

(b) this Agreement has been duly authorized, executed and delivered by Trust XII and, assuming that the Surviving Fund prospectus contained in the Registration Statement complies with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I, on behalf of the Surviving Fund, is a valid and binding obligation of Trust XII and the Acquired Fund enforceable against Trust XII and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) Trust XII, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust XII’s Declaration of Trust or Trust XII’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust XII or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust XII or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust XII of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and non-assessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(g) to the knowledge of such counsel, Trust XII is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(h) except as may have been previously disclosed by Trust XII on behalf of the Acquired Fund in writing to Trust I, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust XII or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust XII is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, he or she generally reviewed and discussed certain of such statements with certain officers of Trust XII and that in the course of such review and discussion no facts came to the attention of such counsel that led him or her to believe that, on the effective date of the Registration Statement and only insofar as such statements relate to Trust XII or the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Surviving Fund, contained in the Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

Exhibit A

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust I’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund and Trust XII on behalf of the Acquired Fund

The obligations of Trust XII hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust XII, each subject to the further conditions that on or before the Closing Date:

8.1 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust I, on behalf of the Surviving Fund, or Trust XII on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust I, on behalf of the Surviving Fund, or Trust XII, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.3 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.4 The Acquired Fund shall have declared to Acquired Fund Shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on October 31, 2018 and the short taxable year beginning on November 1, 2018 and ending on the Closing Date;

8.5 Trust XII and Trust I shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Exhibit A

(ii) Under Sections 361 and 357 of the Code, Acquired Fund will not recognize any gain or loss upon the transfer of all of its Assets to Surviving Fund pursuant to the Agreement in exchange solely for shares of Surviving Fund and the assumption by Surviving Fund of the Liabilities of Acquired Fund, or upon the distribution of Reorganization Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(iii) Under Section 354 of the Code, Acquired Fund Shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Reorganization Shares;

(iv) Under Section 358 of the Code, the aggregate basis in Reorganization Shares that Acquired Fund Shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of Acquired Fund shares exchanged therefor;

(v) Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for Reorganization Shares received pursuant to the Agreement will include the shareholder’s holding period for Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund shares as capital assets on the date of the exchange;

(vi) Under Section 1032 of the Code, Surviving Fund will not recognize any gain or loss upon the receipt of the assets of Acquired Fund solely in exchange for Reorganization Shares and the assumption by Surviving Fund of the liabilities of Acquired Fund;

(vii) Under Section 362(b) of the Code, Surviving Fund’s tax basis in the assets of Acquired Fund will be the same as Acquired Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

(viii) Under Section 1223(2) of the Code, the holding period of each asset of Acquired Fund in the hands of Surviving Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Acquired Fund; and

(ix) Surviving Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The Tax Opinion will be based on certain factual representations made by officers of Trust I and Trust XII and will also be based on customary reasonable assumptions. The Tax Opinion is not a guarantee that the tax consequences of the Transaction will be as described above. The Tax Opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the Tax Opinion.

Trust I and Trust XII each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust I and Trust XII may not waive in any material respect the condition set forth in this paragraph 8.5.

8.6 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

Exhibit A

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 Trust I and Trust XII each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to Class A shares of the Surviving Fund or when the Surviving Fund’s Class C shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 Trust XII agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing November 1, 2018 and ending on the Closing Date.

9.5 Trust XII, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust I, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund Shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended October 31, 2017 and October 31, 2018, and the short taxable year commencing on November 1, 2018 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request; and (d) a copy of such tax books and records as the Acquired Fund has maintained for purposes of preparing any tax returns (including any information returns), and such other books and records maintained by Acquired Fund as are reasonably necessary for purposes of preparing any tax returns (including any information returns) required by law to be filed by the Acquiring Fund after the Closing Date.

10. Entire Agreement

Trust I and Trust XII agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.5 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1 This Agreement may be terminated by the mutual agreement of Trust I and Trust XII. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

Exhibit A

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust XII, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust I and Trust XII; provided, however, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without the Acquired Fund’s Board of Trustees’ further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust I, on behalf of the MFS Core Equity Fund or Trust XII, on behalf the MFS Equities Opportunities Fund (as applicable), 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Assistant Secretary.

14. Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust XII acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust XII further acknowledges that the assets and liabilities of each series of Trust I are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6 A copy of Trust XII’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust XII in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust XII are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

Exhibit A

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.5 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

Exhibit A

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of MFS CORE EQUITY FUND, one of its series

By:	SUSAN A. PEREIRA
Susan A. Pereira
Assistant Secretary and Assistant Clerk

MFS SERIES TRUST XII, on its behalf and on behalf of MFS EQUITY OPPORTUNITIES FUND, one of its series

By:	AMANDA S. MOORADIAN
Amanda S. Mooradian
Assistant Secretary and Assistant Clerk

RGI-IS-072219

Form N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS EQUITY OPPORTUNITIES FUND

A series of MFS Series Trust XII

by and in exchange for shares of

MFS CORE EQUITY FUND

A series of MFS Series Trust I

September 3, 2019

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the combined Prospectus/Information Statement of the MFS Core Equity Fund (the “Core Equity Fund”) dated September 3, 2019 (the “Prospectus”) relating to the transfer of all or substantially all of the assets of the MFS Equity Opportunities Fund (the “Equity Opportunities Fund”) to the Core Equity Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE CORE EQUITY FUND

The Core Equity Fund’s Statement of Additional Information dated December 28, 2018, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE EQUITY OPPORTUNITIES FUND

The Equity Opportunities Fund’s Statement of Additional Information dated February 28, 2019, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for each of the Core Equity Fund and the Equity Opportunities Fund, providing audit and related services, tax return review, and other consulting services and assistance and consultation in connection with various Securities and Exchange Commission filings for each of the Core Equity Fund and the Equity Opportunities Fund.

The following documents are incorporated by reference into this Statement: (i) the Core Equity Fund’s Annual Report for the fiscal year ended August 31, 2018; (ii) the Core Equity Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2019 (unaudited); (iii) the Equity Opportunities Fund’s Annual Report for the fiscal year ended October 31, 2018; and (iv) the Equity Opportunities Fund’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2019 (unaudited). The audited annual financial statements for the Core Equity Fund and the Equity Opportunities Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting.

Reports and other information about the Core Equity Fund are available on the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements have not been prepared for the reorganization of the Equity Opportunities Fund into the Core Equity Fund because the net asset value of the Equity Opportunities Fund ($252,622,516.70) does not exceed ten (10) percent of the net asset value of the Core Equity Fund ($2,663,855,324.46), as of June 24, 2019.

MFS SERIES TRUST I

On behalf of MFS® Core Equity Fund

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Trustees and officers of the Trust and the personnel of the Trust’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004 (accession number 0000950156-04-000289) and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995 (accession number 0000912938-95-000235.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004, previously filed as Exhibit 1 of the Registrant’s Post-Effective Amendment No. 45, filed on December 29, 2004, accession number 0000950156-04-000289.

	(b)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Classes for MFS Cash Reserve Fund, dated March 10, 2005, previously filed as Exhibit 1(b) of the Registrant’s Post-Effective Amendment No. 46, filed on March 31, 2005, accession number 0000950156-05-000157.

	(c)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund, dated March 10, 20015, previously filed as Exhibit 1(c) of the Registrant’s Post-Effective Amendment No. 46, filed on March 31, 2005, accession number 0000950156-05-000157.

	(d)	Certification of Amendment to the Declaration of Trust – Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund, dated April 1, 20015, previously filed as Exhibit 1(d) of the Registrant’s Post-Effective Amendment No. 46, filed on March 31, 2005, accession number 0000950156-05-000157.

(e)	Certification of Amendment to the Declaration of Trust – Termination of classes for MFS Strategic Growth Fund J shares, dated April 15, 2005, previously filed as Exhibit 1(e) of the Registrant’s Post-Effective Amendment No. 47, filed on December 29, 2005, accession number 0000950156-05-000409.

(f)	Certification of Amendment, dated June 29, 2005, to the Declaration of Trust to terminate MFS Managed Sectors Fund, previously filed as Exhibit 1(f) of the Registrant’s Post-Effective Amendment No. 47, filed on December 29, 2005, accession number 0000950156-05-000409.

(g)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Class W Shares, dated February 23, 2006, previously filed as Exhibit 1(g) of the Registrant’s Post-Effective Amendment No. 48, filed on February 24, 2006, accession number 0000950156-06-000045.

(h)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Class I Shares and Class R Shares for MFS Cash Reserve Fund, dated January 25, 2007, previously filed as Exhibit 7(b) of the Registrant’s Post-Effective Amendment No. 52, filed on January 29, 2007, accession number 0000950156-07-000058.

(i)	Certification of Amendment to the Declaration of Trust to terminate Class 529A, Class 529B and Class 529C shares of MFS Strategic Growth Fund, dated March 30, 2007, previously filed as Exhibit (a) 9 of the Registrant’s Post-Effective Amendment No. 53, filed on December 27, 2007, accession number 0001193125-07-271951.

(j)	Certification of Amendment to the Declaration of Trust to terminate MFS Strategic Growth Fund, dated June 22, 2007, previously filed as Exhibit (a) 10 of the Registrant’s Post-Effective Amendment No. 53, filed on December 27, 2007, accession number 0001193125-07-271951.

(k)	Certification of Amendment to the Declaration of Trust – Redesignation of Class R3 Shares, Class R4 Shares and Class R5 Shares, dated April 22, 2008, previously field as Exhibit (a) 11 of the Registrant’s Post-Effective Amendment No. 54, filed on December 23, 2008, accession number 0001193125-08-259562.

(l)	Certification of Amendment to the Declaration of Trust – Designation of shares for MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Technology Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Value Fund, dated November 14, 2008, previously field as Exhibit (a) 12 of the Registrant’s Post-Effective Amendment No. 54, filed on December 23, 2008, accession number 0001193125-08-259562.

(m)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Class W Shares for MFS New Discovery Fund, dated December 19, 2008, previously field as Exhibit (a) 13 of the Registrant’s Post-Effective Amendment No. 54, filed on December 23, 2008, accession number 0001193125-08-259562.

(n)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Series and Establishment and Designation of Classes for MFS Global Brands Fund, dated June 24, 2011, previously filed as Exhibit (a) 14 of the Registrant’s Post-Effective Amendment No. 58, filed on June 30, 2011, accession number 0001193125-08-259562.

(o)	Certification of Amendment, dated September 6, 2011, to the Declaration of Trust to terminate MFS Core Growth Fund, previously filed as Exhibit (a) 15 of the Registrant’s Post-Effective Amendment No. 59, filed on September 13, 2011, accession number 0001104659-11-051413.

(p)	Certification of Amendment to the Declaration of Trust – Redesignation of MFS Global Brands Fund as Global Leaders Fund, dated September 13, 2011, previously filed as Exhibit (a) 16 of the Registrant’s Post-Effective Amendment No. 61, filed on December 28, 2011, accession number 0001104659-11-071376.

(q)	Certification of Amendment to the Declaration of Trust – Certification of Amendment – Redesignation of Class W Shares for MFS Research International Fund, MFS Value Fund and MFS New Discovery Fund as Class R5 Shares, dated May 21, 2012, previously filed as Exhibit (a) 17 of the Registrant’s Post-Effective Amendment No. 63, filed on December 27, 2012, accession number 0001104659-12-086302.

(r)	Certification of Amendment to the Declaration of Trust – Certification of Amendment – Establishment and Designation of Class R5 Shares for MFS Core Equity Fund and MFS Technology Fund, dated December 11, 2012, previously filed as Exhibit (a) 17 of the Registrant’s Post-Effective Amendment No. 63, filed on December 27, 2012, accession number 0001104659-12-086302.

(s)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Series and Establishment and Designation of Classes for MFS Low Volatility Global Equity Fund and MFS Low Volatility U.S. Equity Fund, dated August 2, 2013, previously filed as Exhibit (a) 19 of the Registrant’s Post-Effective Amendment No. 65, filed on August 9, 2013, accession number 0001104659-13-062108.

(t)	Certification of Amendment to the Declaration of Trust – Certification of Amendment – Redesignation of Series for MFS Low Volatility U.S. Equity Fund as MFS Low Volatility Equity Fund, dated September 11, 2013, previously filed as Exhibit (a) 20 of the Registrant’s Post-Effective Amendment No. 66, filed on November 7, 2013, accession number 0001104659-13-082103.

(u)	Certification of Amendment to the Declaration of Trust – Certification of Amendment – Redesignation of Series for MFS Cash Reserve Fund as MFS U.S. Government Cash Reserve Fund, dated June 27, 2014, previously filed as Exhibit (a) 21 of the Registrant’s Post-Effective Amendment No. 70, filed on October 29, 2014, accession number 0001104659-13-082103.

(v)	Certification of Amendment to the Declaration of Trust to terminate MFS Global Leaders Fund, dated December 11, 2015, previously filed as Exhibit (a) 22 of the Registrant’s Post-Effective Amendment No. 74, filed on December 23, 2015, accession number 0001104659-16-090539.

(w)	Certification of Amendment to the Declaration of Trust, dated May 2, 2016, previously filed as Exhibit (a) 23 of the Registrant’s Post-Effective Amendment No. 76, filed on October 27, 2016, accession number 0001104659-16-152442.

(x)	Certification of Amendment to the Declaration of Trust – Redesignation of Class R5 Shares for MFS Core Equity Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Technology Fund, MFS U.S. Government Cash Reserve Fund and MFS Value Fund, dated August 12, 2016, previously filed as Exhibit (a) 24 of the Registrant’s Post-Effective Amendment No. 76, filed on October 27, 2016, accession number 0001104659-16-152442.

	(y)	Certification of Amendment to the Declaration of Trust – Establishing Class T Shares, dated May 9, 2017, previously filed as Exhibit (a) 25 of the Registrant’s Post-Effective Amendment No. 79, filed on December 28, 2017, accession number 0001104659-17-075307.

	(z)	Certification of Amendment to the Declaration of Trust – Termination of Class for MFS New Discovery Fund, dated April 27, 2018, previously filed as Exhibit (a) 26 of the Registrant’s Post-Effective Amendment No. 81, filed on September 13, 2018, accession number 0001104659-18-056569.

	(aa)	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Classes for MFS U.S. Government Cash Reserve Fund, dated August 9, 2018, previously filed as Exhibit (a) 27 of the Registrant’s Post-Effective Amendment No. 81, filed on September 13, 2018, accession number 0001104659-18-056569.

(2)	(a)	Master Amended and Restated By-Laws, dated January 1, 2002 as revised through July 19, 2019; filed herewith.

	(b)	Appendix A, as revised July 19, 2019, to the Master Amended and Restated By-Laws, dated January 1, 2002 as revised through July 19, 2019; filed herewith.

(3)		Not Applicable.

(4)		Agreement and Plan of Reorganization; included as Exhibit A to Prospectus/Information Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

(5)		Copies of instruments defining the rights of shareholders, including the relevant portions of:

	(a)	the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through August 9, 2018 (see Section 6.2), incorporated by reference as Exhibit 1 of the Registrant’s Post-Effective Amendment No. 45, filed on December 29, 2004, accession number 0000950156-04-000289, and

	(b)	the Amended and Restated By-Laws, dated January 1, 2002 as revised through May 2, 2016 and October 19, 2017 (see Article III), previously filed as Exhibit (b) of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 60, filed on May 26, 2016, accession number 0001104659-16-123533.

(6)	(a)	Investment Advisory Agreement for the Trust, dated January 1, 2002, previously filed as Exhibit 4 of the Registrant’s Post-Effective Amendment No. 40, filed on July 30, 2002, accession number 0000912938-02-000575.

	(b)	Amendment, dated as of June 22, 2007, to the Investment Advisory Agreement, dated January 1, 2002 by and between MFS Series Trust I on behalf of MFS Core Growth Fund, a series of the Trust and Massachusetts Financial Services Company, previously filed as Exhibit (d) 2 of the Registrant’s Post-Effective Amendment No. 53, filed on December 27, 2007, accession number 0001193125-07-271951.

	(c)	Amendment, dated as of September 1, 2008, to the Investment Advisory Agreement, dated January 1, 2002 for MFS Cash Reserve Fund, MFS Technology Fund and MFS Value Fund, each a series of MFS Series Trust I and Massachusetts Financial Services Company, previously filed as Exhibit (d) 3 of the Registrant’s Post-Effective Amendment No. 70, filed on December 23, 2008, accession number 0001193125-08-259562.

	(d)	Investment Advisory Agreement, dated September 27, 2011 by and between the Trust on behalf of MFS Global Leaders Fund and Massachusetts Financial Services Company, previously filed as Exhibit (d) 4 of the Registrant’s Post-Effective Amendment No. 61, filed on December 28, 2011, accession number 0001104659-11-071376.

	(e)	Investment Advisory Agreement, dated December 4, 2013, by and between the Trust on behalf of MFS Low Volatility Global Equity Fund and MFS Low Volatility Equity Fund and Massachusetts Financial Services Company, previously filed as Exhibit (d) 5 of the Registrant’s Post-Effective Amendment No. 68, filed on December 23, 2013, accession number 0001104659-13-091784.

	(f)	Amendment, dated as of December 29, 2015 to the Investment Advisory Agreement, dated December 4, 2013, by and between MFS Series Trust I on behalf of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund and Massachusetts Financial Services Company, previously filed as Exhibit (d) 6 of the Registrant’s Post-Effective Amendment No. 76, filed on October 27, 2016, accession number 0001104659-16-152442.

	(g)	Amendment, dated December 29, 2016, to the Investment Advisory Agreement, by and between MFS Series Trust I on behalf of MFS Core Equity Fund, MFS New Discovery Fund, MFS Research International Fund, and MFS Value Fund and Massachusetts Financial Services Company, previously filed as Exhibit (d) 7 of the Registrant’s Post-Effective Amendment No. 79, filed on December 28, 2017, accession number 0001104659-17-075307.

	(h)	Amendment, dated August 1, 2017, to the Investment Advisory Agreement, by and between MFS Series Trust I on behalf of MFS Value Fund and Massachusetts Financial Services Company, previously filed as Exhibit (d) 8 of the Registrant’s Post-Effective Amendment No. 79, filed on December 28, 2017, accession number 0001104659-17-075307.

	(i)	Amendment, dated August 1, 2017, to the Investment Advisory Agreement, by and between MFS Series Trust I on behalf of MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund, previously filed as Exhibit (d) 9 of the Registrant’s Post-Effective Amendment No. 79, filed on December 28, 2017, accession number 0001104659-17-075307.

	(j)	Amendment, dated August 1, 2018, to the Investment Advisory Agreement, by and between MFS Series Trust I on behalf of MFS Value Fund; filed herewith.

(7)	(a)	Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995, previously filed as Exhibit 6 of the Registrant’s Post-Effective Amendment No. 20, filed on March 30, 1995, accession number 0000950146-95-000157.

	(b)	Amendment, dated May 2, 2016, to Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995, previously filed as Exhibit (e) 2 of the Registrant’s Post-Effective Amendment No. 76, filed on October 27, 2016, accession number 0001104659-16-163979.

	(c)	Dealer Agreement between MFS Fund Distributors, Inc. “MFD”) and a dealer, as of April 20, 2016, previously filed as Exhibit (e) 3 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 60, filed on May 26, 2016, accession 0001104659-16-123533.

(8)	(a)	Master Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 10, 1999 for MFS Core Equity Fund, MFS Research International Fund and MFS Technology Fund, previously filed as Exhibit 6 of the MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-04253) Post-Effective Amendment No. 20, filed on February 26, 1999, accession number 0000950156-99-000140.

	(b)	Amendment, dated July 1, 2002, to Master Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 10, 1999 for MFS Core Equity Fund, MFS Research International Fund and MFS Technology Fund, previously filed as Exhibit 6(b) of the Registrant’s Post-Effective Amendment No. 41, filed on December 27, 2002, accession number 0000950156-02-000457.

	(c)	Retirement Benefit Deferral Plan, dated July 1, 2002 for MFS Core Equity Fund, MFS Research International Fund and MFS Technology Fund, previously filed as Exhibit 6(c) of MFS Series Trust IX (File Nos. 2-50409 and 811-02464) Post-Effective Amendment No. 44, filed on August 1, 2002, accession number 0000912938-02-000581.

(9)	(a)	Custodian Contract between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit (g) 1 of the Registrant’s Post-Effective Amendment No. 52, filed on January 29, 2007, accession number 0000950156-07-000058.

	(b)	Appendix A, as of December 5, 2016, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit (g) 2 of the Registrant’s Post-Effective Amendment No. 77, filed on December 28, 2016, accession number 0001104659-16-163979.

	(c)	Appendix D, as of December 5, 2016, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit (g) 3 of the Registrant’s Post-Effective Amendment No. 77, filed on December 28, 2016, accession number 0001104659-16-163979.

	(d)	Amendment to the Custodian Agreement, between the Registrant and State Street Bank and Trust Company, dated September 26, 2017, previously filed as Exhibit (g) 4 of MFS Series Trust XVI (File Nos. 2-36431 and 811-02032) Post-Effective Amendment No. 64, filed on October 26, 2017, accession number 0001104659-17-063917.

	(e)	Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit (g) 4 of the Registrant’s Post-Effective Amendment No. 52, filed on January 29, 2007, accession number 0000950156-07-000058.

	(f)	Appendix A, as of December 5, 2016, to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006, previously filed as Exhibit (g) 5 of the Registrant’s Post-Effective Amendment No. 77, filed on December 28, 2016, accession number 0001104659-16-163979.

	(g)	Special Custody Account Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (MFS New Discovery Fund and MFS Technology Fund) and Morgan Stanley & Co. Incorporated dated March 22, 2000, previously filed as Exhibit (g) 7 of MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-03732) Post-Effective Amendment No. 40, filed on October 3, 2007, accession number 0001193125-07-212460.

	(h)	Amendment, dated July 30, 2007, to the Special Custody Account Agreement on behalf of MFS Technology Fund, previously filed as Exhibit (g) 8 of MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-03732) Post-Effective Amendment No. 40, filed on October 3, 2007, accession number 0001193125-07-212460.

(10)	(a)	Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, as Amended and Restated effective May 30, 2012, previously filed as Exhibit (m) of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 48, filed on May 29, 2012, accession number 0001104659-12-040279.

	(b)	Exhibit A, as revised April 27, 2018, to the Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective May 30, 2012, previously filed as Exhibit (m) 2 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 64, filed on May 30, 2018, accession number 0001104659-18-036607.

	(c)	Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective April 23, 2018, previously filed as Exhibit (n) of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 64, filed on May 30, 2018, accession number 0001104659-18-036607.

(11)		Opinion of Susan A. Pereira, including consent, dated July 22, 2019; filed herewith.

(12)		Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

(13)	(a)	Shareholder Servicing Agent Agreement between Registrant and Massachusetts Financial Service Center, dated September 10, 1986, previously filed as Exhibit 9(a) of MFS Series Trust II (File Nos. 33-07637 and 811-04775) Post-Effective Amendment No. 17, filed on October 13, 1995, accession number 0000912938-95-000235.

	(b)	Amendment to Exhibit B of the Shareholder Servicing Agent Agreements to amend fee schedule, dated April 1, 2003, previously filed as Exhibit No. 8(b) of the Registrant’s Post-Effective Amendment No. 42, filed on October 30, 2003, accession number 0000912938-03-000441.

	(c)	Amendment to Shareholder Servicing Agent Agreements, dated February 22, 2005, previously filed as Exhibit No. 8(c) of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 55, filed on March 14, 2005, accession number 0001047469-05-006333.

	(d)	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agent Agreement, dated September 10, 1986, previously filed as Exhibit (h) 4 of the Registrant’s Post-Effective Amendment No. 58, filed on June 30, 2011, accession number 0001104659-11-037267.

	(e)	Amendment, dated May 2, 2016, to the Shareholder Servicing Agent Agreements, dated February 22, 2005, previously filed as Exhibit (h) 5 of the Registrant’s Post- Effective Amendment No. 76, filed on October 27, 2016, accession number 0001104659-16-152442.

	(f)	Amendment, dated February 13, 2018, to the Shareholder Servicing Agent Agreements, dated August 1, 1985, previously filed as Exhibit No. (h) 6 of MFS Series Trust VI (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 46, filed on February 27, 2018, accession number 0001104659-18-012553.

(g)	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 5 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 92, filed on September 25, 2014, accession number 0001104659-14-068212.

(h)	Amendment, dated May 2, 2016, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 6 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 60, filed on May 26, 2016, accession number 0001104659-16-123533.

(i)	Amendment, dated April 4, 2017, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 7 of Massachusetts Investors Trust (33-01657 and 811-04492) Post-Effective Amendment No. 108, filed on April 27, 2017, accession number 0001104659-17-026678.

(j)	Amendment, dated June 1, 2019, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 10 of MFS Series Trust XIII (002-74959 and 811-03327) Post-Effective Amendment No. 73, filed on June 27, 2019, accession number 0001104659-19-037789.

(k)	Exhibit A, dated March 29, 2018, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 9 of Massachusetts Investors Trust (File Nos. 2-11401 and 811-00203) Post-Effective Amendment No. 110, filed on April 27, 2018, accession number 0001104659-18-027445.

(l)	Exhibit B, dated June 1, 2019, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 12 of MFS Series Trust XIII (002-74959 and 811-03327) Post-Effective Amendment No. 73, filed on June 27, 2019, accession number 0001104659-19-037789.

(m)	Exhibit D, dated June 1, 2019, the Administrative Fee Schedule to the Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 13 of MFS Series Trust XIII (002-74959 and 811-03327) Post-Effective Amendment No. 73, filed on June 27, 2019, accession number 0001104659-19-037789.

(n)	Attachment 1 to Exhibit D – Revised fund listing to Fee Schedule, previously filed as Exhibit (h) 11 of Massachusetts Investors Trust (File Nos. 2-11401 and 811-00203) Post-Effective Amendment No. 110, filed on April 27, 2018, accession number 0001104659-18-027445.

(o)	Exhibit E, dated April 4, 2017, to the Master Administrative Services Agreement, dated March 1, 1999, as amended and restated August 1, 2014, previously filed as Exhibit (h) 7 of Massachusetts Investors Trust (File Nos. 2-11401 and 811-00203) Post-Effective Amendment No. 108, filed on April 27, 2017, accession number 0001104659-17-026678.

(p)	Master 529 Administrative Service Agreement, dated August 1, 2002, as amended and restated February 15, 2011, previously filed as Exhibit (h) 9 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 78, filed on March 25, 2011, accession number 0001104659-11-016623.

(q)	Amendment, dated May 2, 2016, to the Master 529 Administrative Service Agreement, dated August 1, 2002, as amended and restated February 15, 2011, previously filed as Exhibit (h) 11 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 60, filed on May 26, 2016, accession number 0001104659-16-123533.

(r)	Amendment No. 2, dated December 11, 2017, to the Master 529 Administrative Service Agreement, dated August 1, 2002, as amended and restated February 11, 2011, previously filed as Exhibit (h) 15 of the Registrant’s Post-Effective Amendment No. 79, filed on December 28, 2017, accession 0001104659-17-075307.

(s)	Exhibit A, dated April 27, 2018, to the Master 529 Administrative Service Agreement, dated August 1, 2002, as amended and restated April 1, 2008 as amended and restated February 15, 2011, previously filed as Exhibit (h) 16 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 64, filed on May 30, 2018, accession 0001104659-18-036607.

(t)	Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 10 of MFS Series Trust XI (File Nos. 33-68310 and 811-07992) Post-Effective Amendment No. 30, filed on January 27, 2010, accession number 0001193125-10-014142.

(u)	Amendment No. 1, dated September 15, 2010, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 9 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 76, filed on November 24, 2010, accession number 0001104659-10-059884.

(v)	Amendment No. 2, dated August 29, 2011, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 12 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 82, filed on September 27, 2011, accession number 0001104659-11-053496.

(w)	Amendment No. 3, dated January 1, 2012, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 13 of MFS Series Trust IX (File Nos. 2-50409 and 811-02464) Post-Effective Amendment No. 78, filed on February 27, 2012, accession number 0001104659-12-012885.

(x)	Amendment No. 4, dated June 1, 2012, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 13 of MFS Series Trust XIII (File Nos. 2-74959 and 811-03327) Post-Effective Amendment No. 51, filed on June 27, 2012, accession number 0001104659-12-046059.

(y)	Amendment No. 5, dated July 17, 2012, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 12 of MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 27, filed on August 15, 2012, accession number 0001104659-12-058080.

(z)	Amendment No. 6, dated January 1, 2013, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 17 of MFS Series Trust V (File Nos. 2-38613 and 811-02031) Post-Effective Amendment No. 72, filed on January 25, 2013, accession number 0001104659-13-004548.

	(aa)	Amendment No. 7, dated January 1, 2014, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 16 of MFS Series Trust V (File Nos. 2-38613 and 811-02031) Post-Effective Amendment No. 74, filed on January 27, 2014, accession number 0001104659-14-004229.

	(bb)	Amendment No. 8, dated January 1, 2016, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 20 of MFS Series Trust V (File Nos. 2-38613 and 811-02031) Post-Effective Amendment No. 78, filed on January 27, 2016, accession number 0001104659-16-091567.

	(cc)	Amendment, No. 9, dated September 1, 2016, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 22 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 124, filed on September 27, 2016, accession number 0001104659-16-146714.

	(dd)	Amendment, No. 10, dated April 4, 2017, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 23 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 62, filed on May 30, 2017, accession number 0001104659-17-036125.

	(ee)	Amendment, No. 11, dated September 12, 2017, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 26 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 132, filed on September 27, 2017, accession number 0001104659-17-059046.

	(ff)	Amendment No. 12, dated March 29, 2018, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 29 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 64, filed on May 30, 2018, accession number 0001104659-18-036607.

	(gg)	Amendment No. 13, dated January 1, 2019, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 32 of MFS Series Trust II (File Nos. 33-7637 and 811-04475) Post-Effective Amendment No. 62, filed on March 28, 2019, accession number 0001104659-19-003306.

	(hh)	Exhibit D, dated January 1, 2019, to the Amended and Restated Special Servicing Agreement, dated January 1, 2010, previously filed as Exhibit (h) 11 of MFS Series Trust II (File Nos. 33-7637 and 811-04475) Post-Effective Amendment No. 62, filed on March 28, 2019, accession number 0001104659-19-018099.

(14)		Consent of Ernst & Young LLP, dated July 22, 2019; filed herewith.

(15)		Not Applicable.

(16)	(a)	Power of Attorney, dated July 19, 2019 (DiLorenzo) (Yost); filed herewith.

	(b)	Power of Attorney, dated July 19, 2019 (Trustees); filed herewith.

(17)	(a)	MFS Core Equity Fund’s Prospectus and Statement of Additional Information, as supplemented, dated December 28, 2018; previously filed in the Registrants Post-Effective Amendment No. 83, filed on December 27, 2018, accession number 0001104659-18-074830.

	(b)	MFS Core Equity Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2018; previously filed on Form N-CSR filed on October 29, 2018, accession number 0001193125-18-309934.

(c)	MFS Core Equity Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2019; previously filed on Form N-CSRS on April 25, 2019, accession number 0001193125-19-119571.

(d)	MFS Equity Opportunities Fund’s Prospectus and Statement of Additional Information, as supplemented, dated February 28, 2019; previously filed in the Registrants Post-Effective Amendment No. 63, filed on February 27, 2019, accession number 0001104659-19-010966.

(e)	MFS Equity Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018; previously filed on Form N-CSR on December 26, 2018, accession number 0001193125-18-358002.

(f)	MFS Equity Opportunities Fund’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2019; previously filed on Form N-CSRS on June 24, 2019, accession number 0001193125-19-180017.

Item 17.	Undertakings

(a)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)

The Registrant agrees to file an executed copy of an opinion of Counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 22nd day of July 2019.

MFS® SERIES TRUST I

By:	DAVID L. DILORENZO*
Name:	David L. DiLorenzo
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on July 22, 2019.

SIGNATURE	TITLE

DAVID L. DILORENZO* David L. DiLorenzo	President (Principal Executive Officer)

JAMES O. YOST* James O. Yost	Principal Financial and Accounting Officer

STEVEN E. BULLER* Steven E. Buller	Trustee

JOHN A. CAROSELLI* John A. Caroselli	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

MICHAEL HEGARTY* Michael Hegarty	Trustee

PETER D. JONES* Peter D. Jones	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

JAMES W. KILMAN* James W. Kilman	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

CLARENCE OTIS, JR.* Clarence Otis, Jr.	Trustee

MARYANNE L. ROEPKE* Maryanne L. Roepke	Trustee

ROBIN A. STELMACH* Robin A. Stelmach	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

*By:	CHRISTOPHER R. BOHANE
Name:	Christopher R. Bohane as Attorney-in-fact

Executed by Christopher R. Bohane on behalf of those indicated pursuant to a Power of Attorney, dated July 19, 2019 (Trustees) and a Power of Attorney, dated July 19, 2019 (DiLorenzo) (Yost), filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT	PAGE NO.

(2)	(a)	Master Amended and Restated By-Laws, dated January 1, 2002, as revised through July 19, 2019.

	(b)	Appendix A, as revised July 19, 2019, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through July 19, 2019.

(4)		Agreement and Plan of Reorganization; included as Exhibit A to Prospectus/Information Statement set forth in Part A to the Registration Statement on Form N-14.

(6)	(j)	Amendment, dated August 1, 2018, to the Investment Advisory Agreement, by and between MFS Series Trust I on behalf of MFS Value Fund.

(11)		Opinion of Susan A. Pereira, including consent, dated July 22, 2019.

(14)		Consent of Ernst & Young LLP, dated July 22, 2019; filed herewith.

(16)	(a)	Power of Attorney, dated July 19, 2019 (DiLorenzo) (Yost).

	(b)	Power of Attorney, dated July 19, 2019 (Trustees).